UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
(Address of principal executive offices) (Zip code)

Ms. Amanda Pridgen
2830 Cahaba Road
Birmingham, AL 35223
(Name and address of agent for service)

With copies to:

John Lively
Practus, LLC
11300 Tomahawk Creek Pkwy
Suite 310
Leawood, KS 66211

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)

Annual Report  |  September 30, 2022

Table of Contents

Shareholder Letter	1

Manager Commentary	14

Disclosure of Fund Expenses	18

Schedule of Investments	20

Statement of Assets and Liabilities	22

Statement of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	28

Report of Independent Registered Public Accounting Firm	37

Additional Information	38

The Cook & Bynum Fund	Shareholder Letter
September 30, 2022 (Unaudited)

Dear Partners:

For the one-year period ended September 30, 2022, The Cook & Bynum Fund (the “Fund”) was down -6.39% while the MSCI All Country World Index (“MSCI ACWI”) fell -20.66%.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent quarter-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

As of the Prospectus dated January 28, 2022, the gross and net expense ratios of the Fund were 2.20% and 1.49%, respectively. Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2023. For additional information, please reference Note 4 in the Notes to Financial Statements.

Portfolio Update

The MSCI ACWI has entered a technical “bear market”.  We are disappointed by the negative return in the year, but we are fortunate to have avoided some spectacularly bad results by adhering to our discipline of investing only with a large margin of safety1.  All eight of our portfolio companies have predictable businesses with wide economic moats that increase our confidence that profit streams will grow for decades to come.  All but one of our companies have strong balance sheets and are relatively better prepared for the rising interest rates and tighter financial conditions that have characterized markets this year.

Markets are responding negatively to inflation, rapidly rising interest rates, geopolitical uncertainty, and a slowing global economy.  The Fund has fallen less than world equity markets this year as our capital is concentrated in high quality, noncyclical businesses with demonstrated pricing power and strong balance sheets that trade at attractive absolute and relative valuations.  Also, the Fund has benefitted so far this year from Latin America’s relative
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[1]	Margin of safety is a principle of investing in which an investor only purchases securities when the securities market price is significantly below its believed intrinsic value.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2022 (Unaudited)

outperformance of all major global indexes.  After being down more than 20% over 2020 and 2021, the MSCI Latin America2 is up 3.0% YTD.  This relative outperformance does not surprise us as the index trades at a mere 6.6x trailing price-to-earnings ratio3.  The Fund’s four holdings that trade on Latin American exchanges are up a weighted average of 6.8% YTD in U.S. dollars.

The biggest detractor of performance this year has been Liberty Latin America (LLA), which has declined more than 50% and has detracted about 9% from the Fund’s performance representing more than all of the Fund’s decline this year.  LLA does have an elevated leverage ratio of 4.6x net-debt-to-EBITDA4, but the debt is well structured with no large maturities until 2027 and several distinct debt silos meaning one or more of those silos could bankrupt and the equity still be valuable.  The company generates free cash flow5 and is actively repurchasing stock at what we see as an attractive valuation.  In May, fellow shareholder John Malone purchased $4.7m worth of stock on the open market increasing his economic ownership of the company to 5.9%.  Dr. Malone has made billions over his career in the telecommunications industry and deserves his reputation as a legendary investor in the sector.  We share his confidence in the tremendous potential upside for this business.  For a more complete discussion of the LLA’s prospects, please see our Semi-Annual letter from March 31, 2022.

The opportunity set in markets generally is the most attractive it has been since March 2020, and we are continuously searching for new investments that have an even wider margin of safety than those we currently own.  But our opportunity cost is high as we consider the current prices of the businesses already in our portfolio to be very attractive.  In September, we started building a small position in a new investment.  This new investment currently represents less than 2% of the Fund, and we hope to acquire more if the price returns to an attractive level.

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[2]
The MSCI Emerging Markets (EM) Latin America Index captures large and mid-cap representation across 5 Emerging Markets (EM) countries (including Brazil, Chile, Colombia, Mexico, and Peru) in Latin America. With 90 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

[3]	Price-to-earnings ratio is the measure of the share price relative to the annual net income earned by a company, per share.
[4]	The net debt to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratio measures financial leverage and a company’s ability to pay off its debt.
[5]	Free cash flow is the cash that remains after a company pays all operating, financial, and capital expenses.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2022 (Unaudited)

What We Have Avoided + Portfolio Positioning

Over the years we have witnessed the rise of many disruptive, but unproven, business models.  Some industries that have faced massive disruption include specialty retail, automotive retail, automotive manufacturing, payments, and entertainment.  Trying to disrupt an industry with a new business model is easier when capital is cheap and plentiful, but almost impossible when the cost of capital rises as it has dramatically this year.  Some of these disruptors appropriately accumulated war chests when capital was cheap to fund their growth for many years, but many did not.  Some even raised debt with little to  no profitability to cover future interest payments.  Additionally, many of these disruptors have business models that temporarily benefitted from the pandemic and the related lockdowns.  While we have long been skeptical about the political sustainability of lockdowns and how different any “new normal” would be, Wall Street eagerly extrapolated 2020 and 2021’s outstanding results for many pandemic beneficiaries without assigning much weight to a “return to normal.”  Rising interest rates and a definitive “return to normal” in 2022 have led to some terrible outcomes for investors in these companies.  There are dozens of stocks we follow that are down 70-90% year-to-date.  The tide is receding, and each day we are seeing more companies who have been swimming naked.

Another consequence of rising interest rates is that it often induces an economic slowdown.  We are seeing increasing evidence of an economic slowdown across the world, which is exacerbated by the ongoing war in Ukraine and the severity of China’s COVID Zero strategy.  We hope, for the sake of the world, that a just peace arrives in Ukraine and that China is on the cusp of developing an effective mRNA vaccine6.  As the world economy seems to be entering a recession, cyclical industries like housing, automakers, semiconductors, and durable goods have been punished.  On the other hand, the Fund’s portfolio is comprised of non-cyclical businesses whose profits we believe will not change significantly if economic output contracts.  Today, many cyclical businesses appear cheap when reviewing their trailing multiples, but future valuations may look much different if a recession materializes.

We value businesses based on our conservative forecast of all future cash flows discounted to the present.  Typically, that projection begins with a normalized earnings number from a base year.  In other words, we start with the earnings the business would have made when all the various factors affecting the
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[6]	https://www.nature.com/articles/d41586-022-01690-3

The Cook & Bynum Fund	Shareholder Letter
September 30, 2022 (Unaudited)

business (e.g. one-time expenses, investments, macroeconomic events, etc.) are average.  We then project those earnings to grow, remain stable, or decline in the future and value that cash flow stream.  A challenge in today’s market is trying to understand what normalized earnings for a given business are.  2020 and 2021 were certainly not normal years for virtually any business because of the pandemic, and the world has changed so much for so many industries since 2019 that it is hard to assume 2019 represents a normal year either.  We find ourselves more uncertain about normalized earnings for more industries than any time since at least 2008.  When we are extremely uncertain about our forecasts of cash flows for a given business, we do not invest.

The Attractiveness of Recurring Revenue

Our investment process at Cook & Bynum is guided by four criteria: circle of competence, business, people, and price.  We spend countless hours performing deep research to learn as much as we can about the businesses in which our investments are engaged.  As business analysts, we use our proprietary research and experience to pinpoint what makes a particular business poor, good, or great.  Great businesses have a deep and lasting economic moat that can protect excess profits from competition for long periods of time.  Assessing the depth and longevity of an economic moat is critical to determining the intrinsic value of a business, as we discussed in depth in the Fund’s 2013 Annual Shareholder letter7.  Companies with no moats do not have predictable cash flow streams and are worth low multiples of current earnings.  Companies with deep, lasting moats, on the other hand, can be worth large multiples of current earnings because investors can have confidence in the persistence and growth of their profits.  The eight companies in our portfolio, and the thousands that do not qualify for investment, reflect these opinions on business quality weighed against the daily market price of these companies on public equity exchanges.  Take a look at the chart below.  Though we might correctly predict the next five years of Companies A, B, & C to be identical, the real intrinsic value of each might be radically different depending on the depth of their respective moats and how that depth enables an investor to predict the more distant future.

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[7]	https://www.cookandbynum.com/how-we-think/determining-intrinsic-value/

The Cook & Bynum Fund	Shareholder Letter
September 30, 2022 (Unaudited)

Hypothetical Annual Cash Flows By Moat Type

We would like to expand on one characteristic of many great businesses: recurring revenue.  Recurring revenue has become popular in recent years as it is an important characteristic of many subscription businesses.  Over the last decade many software businesses have transitioned their revenue models from non-recurring license revenue to recurring software-as-a-service (SaaS) revenue.  In doing so, these companies have created stickier and bigger profit streams which increase the intrinsic value of the business.  Wall Street places such an emphasis on recurring revenue that many SaaS businesses are valued on multiples of annual recurring revenue (ARR).  Recurring revenue is an attractive element of many subscription businesses, but it is not a magic recipe for profits. In the past two years, an index tracking the unprofitable subset of the technology sector, where nearly three quarters of constituents are subscription companies, experienced a speculative boom (up 294% from Jan 2020 – Feb 2021) and a spectacular bust (down 68% from Feb 2021 – June 2022)8.  Some of the loftiest valuations since the dot com bubble were being justified by rapidly growing recurring revenue that will never translate to profits.  Predictable revenue is one of our favorite characteristics of great businesses, but a predictable revenue stream does not necessarily translate into a profitable enterprise.

Though underappreciated by the market currently, branded consumer staples often have revenue that is even more likely to recur than subscription businesses.  Consumer staples are characterized by small purchase sizes, high frequency of purchases, and their non-cyclical nature.  The value of brands in
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[8]	Goldman Sachs Non-Profitable Tech Index

The Cook & Bynum Fund	Shareholder Letter
September 30, 2022 (Unaudited)

consumer staples varies significantly.  Brands may signal a high-quality product, offer a different taste or preference, foster aspirations, or carry a long and rich heritage.  Brands like these are worth a lot to consumers and thus to shareholders.  Often, companies with the strongest brands can build the best and most pervasive distribution networks, reaching consumers where competitors cannot.  The most common reason (41%) why U.S. consumers try a new brand is a lack of availability of their preferred brand, so the advantages in distribution, market penetration, and out-of-stock execution are self-reinforcing to brand loyalty9.  Similar to a subscription business, the best consumer businesses in the world grow by “acquiring” new consumers through marketing, product placement, promotions, etc. and engender loyal customers that generate a predictable revenue stream.  For example, Coca-Cola was the “most-chosen” fast moving consumer good in the world last year with 44% of global households purchasing Coca-Cola an average of 12.3 times10.  The four branded consumer businesses in our portfolio manufacture and distribute beverages with demonstrated consumer preference and dominant market shares.  Their product portfolios contain brands with decades of heritage and span the pricing spectrum from premium to affordable to leave no room for competition to gain a foothold.  As Peter Kaufman says, if you leave crumbs, you get rats.  Because beverages are difficult to transport and often consumed on-the-go, our companies’ brands are complemented by distribution advantages that accrue to the market leaders, particularly in less formal retail environments.  Because of these characteristics of the beverage industry, we observe that the equilibrium market share for the market leader is greater than 60% in developing economies.  Our beverage businesses enjoy market shares of 95%+ in Peru, 78% in Mexico, and 63% in Chile.

We believe that the economic moats of our four branded consumer businesses are getting deeper, but we have observed the competitive advantages for the entire consumer staples industry globally actually erode over the last decade.  While the consumer staples sector outperformed the S&P 500 by nearly 200% from 2000 to 2015, it has trailed the index by more than 30% since.  We postulate two primary reasons: 1) increased consumer acceptance of private label brands and 2) the expansion of digital advertising.  We expect the rise of private brands to continue, as it is simply a reflection of retailers exercising more market power to capture margin from their suppliers.  Some product categories are being decimated by private label, but others like alcohol, soft drinks, and candy have proven resilient.  We expect this resilience in these
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[9]	https://www.marketingcharts.com/charts/reasons-why-us-consumers-try-new-brands
[10]	https://www.marketingcharts.com/industries/cpg-and-fmcg-226020

The Cook & Bynum Fund	Shareholder Letter
September 30, 2022 (Unaudited)

categories to continue.  While the expansion of digital advertising has been a headwind to large brands, recent changes in digital advertising will be favorable to established brand owners.  Over the last few decades, global digital advertising has grown to an incredible 62% share of total advertising spend, representing $432 billion in 202111.  Digital advertising is highly concentrated with Google and Meta having more than half of global share.  As the world’s population spends more time on screens, digital advertising offers a vastly more effective and measurable impression on consumers.  The effectiveness of digital advertising and its targeted nature has led to the rise of a generation of direct-to-consumer (D2C) brands in nearly every industry including razors (Dollar Shave Club), corrective lenses (Warby Parker), clear aligners (SmileDirectClub), shoes (Allbirds), mattresses (Casper), meal kits (HelloFresh), medical scrubs (Figs), etc.  Digital advertising has reduced the significant advantages of scale that large consumer brands had in advertising.  The effectiveness of digital advertising is largely based on the ability to track users across their digital devices and target them with specific ads that might influence a particular consumer.  However, as privacy has become an important concern among technology users, governments such as the EU have responded with regulation.  Tracking users across the internet is unwinding.  The internet giants are closing their “walled gardens.”  For example, in 2021, Apple unveiled privacy changes in its iOS 14 software update that prompts users to allow or reject apps from tracking their activity across Apple devices.  Most users are rejecting this tracking12.  Additionally, Google is on track to block third-party cookies from Google Chrome in 2023, which will eliminate third-party tracking on the world’s largest web browser.  These changes are dramatically reducing the effectiveness of targeted digital advertising and increasing the costs to acquire customers.  Increasing customer acquisition costs have upended the attractive unit economics that existed in building a D2C brand, shifting the balance of power back to established brands that can profitably acquire customers with more traditional broadcast style advertising.  This change is starting to flow through business models, and if it persists, many current disruptors will be hindered.

Predictable, recurring revenue is a positive element of any business and one that we seek in our investments.  But like most good things, the market took it too far and gave outrageous valuations to any subscription business.  While we admire the predictability of subscription revenue, we see similar positive characteristics in strong consumer brands like those in our beverage

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[11]	MoffettNathanson Advertising Spend Model, Mar 2022
[12]	https://www.flurry.com/blog/att-opt-in-rate-monthly-updates/

The Cook & Bynum Fund	Shareholder Letter
September 30, 2022 (Unaudited)

investments which we can buy at much more attractive valuations.  Last year, while many unprofitable subscription businesses were trading at double-digit multiples of revenue, some of our investments traded at single-digit multiples of today’s earnings.

Absolute Value Investing

We scour the world for businesses that can return the cost of our investment plus an additional cash return in excess of our cost under a wide range of economic and business scenarios.  We only invest in a business if we would be satisfied with the cash flows that business will produce as our only means of return.  We do not speculate in securities, guessing that some other market participant will pay us more for our piece of paper than we paid.  If we do not believe that a business can generate cash flows significantly exceeding our investment, we will simply not invest.  Our view of risk is not price volatility, “beta”13, or “tracking error”14 as taught in many finance classes, but rather that our cash flow forecasts for a company do not materialize and we are unable to achieve a return of and a return on our invested capital.  Competition, technological change, changes in demand, regulation, taxes, and countless other risks can all reduce the expected cash flows over the life of an investment.  Much of our research process is focused on identifying and predicting the likelihood of these risks.  Risk management at the individual business level is essential to successfully generating attractive absolute returns.  For extended periods of history, markets have ignored significant risks that we respect and study.  For example, we have long contemplated the risks from the rapid pace of technological disruption, rising interest rates, a global recession, and exposure to the Chinese economy.  In bear markets like today, markets seem to be focused only on such risks.

Technological disruption is often the enemy of investment returns.  Free market capitalism relentlessly spurs innovation in the pursuit of profits.  These profits are often taken from an incumbent earning excess returns that fails to innovate and maintain its value proposition to customers.  All businesses are exposed to disruption, but the pace of change can vary significantly by industry.  Currently, the semiconductor industry and social media platforms are two spaces that are changing rapidly.  Rapid change invites innovative competition.  For example, despite only being launched worldwide in 2018, TikTok has amassed more than 1 billion monthly active
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[13]	Beta is a concept that measures the expected move in a stock relative to movements in the overall market.
[14]	Tracking error is the divergence between the price behavior of a position or a portfolio and the price behavior of a benchmark.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2022 (Unaudited)

users and has put serious competitive pressure on existing social media platforms.  When you add in privacy policy changes from Apple and Google, it is not surprising that social media companies Meta (Facebook) and Snap Inc (Snapchat) are down 60% and 79% YTD, respectively.  In a rapidly changing industry, we only invest when we have a clear insight about which disrupter will be successful and when the price of that disrupter offers sufficient potential upside for the risk we would be taking as investors.  We generally seek to invest our capital in companies that are not in rapidly changing industries, so we can more reasonably predict future cash flows.  These industries are not immune to disruption, but the slower pace of change allows time for well-run incumbents to invest and innovate in an attempt to protect their competitive positions.  The slower pace of change allows us to reasonably predict the cash flows we will need to have our initial investment capital returned to us.  Our research process is nimble enough to avoid businesses that are being disrupted and to evaluate investments in both disrupters and more predictable businesses.  The allocation of our capital is determined by the prices offered to us in each case.  Following the large runup in the prices of disrupters in the last few years, the businesses in our portfolio are mostly in the beverage, convenience retail, insurance, and telecommunications industries, all of which are industries with slow paces of change.  An ideal business has a low likelihood of disruption and a high growth rate.

We have long been wary of the near-zero nominal interest rates and negative real interest rates seen in the developed world for much of the last decade.  For nearly all recorded human history, real interest rates have been positive, stemming from a fundamental human preference for consumption today versus tomorrow.  Today, many companies, including a sizeable portion of the private equity industry — rebranded from the 1980’s leveraged buyout industry — have balance sheets that cannot support increased borrowing costs without a permanent impairment of equity value.  As we highlighted earlier this year, more than three quarters of U.S. buyouts employ more than 6x Net-Debt-to-EBITDA of leverage15.  For much of the past decade, we have assumed that our investments would have to refinance their debts at rates higher than the historically low levels at which they were borrowing.  Currently, the weighted average leverage ratio of our portfolio is 0.3x.  We believe the Fund’s portfolio holdings are well positioned to benefit from today’s higher interest rate environment by using their strong balance sheet to make acquisitions at attractive prices or from earning interest on their cash balances.  Our low exposure to rising interest rate is an important reason for our relative outperformance this year.
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[15]	https://www.economist.com/special-report/2022/02/23/alternative-fund-managers-are-increasingly-mainstream

The Cook & Bynum Fund	Shareholder Letter
September 30, 2022 (Unaudited)

Economist Paul Samuelson once quipped that the stock market has predicted nine of the last five recessions.  Today’s global markets are once again flashing warning signs of an impending recession.  While only time will tell if a deep recession actually materializes, market participants are pricing in the impact of a weaker economy on cyclical sectors.  It is common for cyclical companies to lose most of their earnings or even report losses in economic downturns.  We generally avoid cyclical businesses because of the inherent uncertainty in predicting cash flows, instead preferring companies whose profits are independent of the current economic cycle.  While demand may be modestly lower for some of our companies’ end products next year, large drops in profits as the result of a recession are unlikely.  In sharp contrast to cyclical companies, our beverage companies are expecting the largest fourth quarter in history given the FIFA World Cup’s November scheduling this year.

High Leverage Businesses Have Underperformed

Source:  GS US Consumer Staples Index16, GS Consumer High Levered Index17.

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[16]
GS US Consumer Staples Index – an index composed of U.S. listed equities diversified across food & staples retailing, beverages, household products, tobacco, multiline retail, and personal products to provide a genuine exposure to the consumer staples sector.

[17]	GS Consumer High Levered Index – an index of U.S. consumer stocks that have some of the highest net debt / EBITDA in consumer.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2022 (Unaudited)

Cyclical Industry Year-to-Date Returns

Source:  J.P. Morgan iDex Global Autos Index (Total Return)18, S&P Homebuilders Select Industry Total Return Index19, PHLX Semiconductor Sector Total Return20.

Another area of major concern today that we have avoided is China.  The MSCI China is down 31% in U.S. dollars through quarter end and is down 54% since its peak in February 2021.  Concerns about government intervention with its largest tech companies, the drag on economic growth from its COVID Zero strategy, and the evolving crisis in the property sector are weighing on both Chinese equity markets and the currency.  We have long avoided investments in China because of our concerns over the government’s role in business and the rule of law.  We saw first-hand through our firm’s sole Chinese investment in 2006 how inextricably linked business success and government favor were.  We were fortunate in that investment to learn a lesson and earn a positive return.  Over the years we have studied many luxury goods companies that have built huge businesses selling to the emerging middle and upper classes in China.  For example, Switzerland’s Swatch Group earned 42% of its revenues from Greater China in 2021.  In fact, much of the global growth in luxury goods over the last decade has come
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[18]	J.P. Morgan iDex Global Autos Index (Total Return) – an index composed of 57 global companies involved in the automobile industry.
[19]	S&P Homebuilders Select Industry Total Return Index – an index designed to measure the performance of the homebuilders GICS sub-industry category.
[20]	PHLX Semiconductor Sector Total Return – an index composed of the 30 largest U.S. companies primarily involved in the design, distribution, manufacture, and sale of semiconductors.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2022 (Unaudited)

from China, but we see risks to this continuing.  While we reasonably expect the Chinese economy and consumer class to continue growing, we cannot ignore the risks stemming from China’s highly levered economy, single-party government, declining demographics, a historical tendency to turn inwards, and geopolitical ambitions to its continued growth and development.

Population Forecast	China Debt to GDP Ratio

Source:  United Nations, Bank of International Settlements.

As absolute value investors, we spend a lot of time thinking about the real, perceived, and unknown risks to our companies’ cash flows.  Technological disruption, higher interest rates, the economic cycle, and the future development of China are four risks that we have identified and actively avoided over the last few years given market valuations relative to those risks.  We believe the Fund’s portfolio today is robust against a continuation of this year’s trends as well as a multitude of other risks that may await our future world.  Our businesses are executing at a high level and grew revenues in U.S. dollars by 13% in the first half of this calendar year.  At 13 times our estimate of owner earnings, we remain excited about the potential of the Fund’s portfolio of businesses to produce positive cash returns on our investments.

Housekeeping

We are pleased to announce that Jack Callahan has recently joined our firm as the newest member of our research team.  Jack is a recent graduate of the University of Alabama and did an outstanding job as an intern for Cook & Bynum last summer.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid investable net worth alongside our investors to align, as closely as possible, our incentives with

The Cook & Bynum Fund	Shareholder Letter
September 30, 2022 (Unaudited)

your goals.  We eschew leverage as we seek to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.  Please see the Schedule of Investments in this report for a complete list of fund holdings.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves. At period end, the Fund had 5.8% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund. Your portfolio manager does not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, please call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Must be preceded or accompanied by a current prospectus.

The Cook & Bynum Fund	Manager Commentary
September 30, 2022 (Unaudited)

As of September 30, 2022 the audited net asset value (NAV) attributable to the 4,254,867 shares outstanding of The Cook & Bynum Fund (“Fund”) was $11.89 per share. This NAV compares with an audited NAV of $12.98 per share as of the Fund’s Annual Report dated September 30, 2021.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 9.30.22

Average Annual Total Return
					Since
	1 Year	3 Year	5 Year	10 Year	Inception(1)
The Cook & Bynum Fund	-6.39%	-4.54%	-3.14%	0.93%	4.40%
MSCI ACWI Index Net(2)	-20.66%	3.75%	4.44%	7.28%	8.38%

(1)	Fund inception date of July 1, 2009.
(2)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. You cannot invest directly in an index.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements. Without these waivers and reimbursements, performance would have been lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Many factors affect performance including changes in market conditions in response to economic, political, or financial developments. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

The Cook & Bynum Fund	Manager Commentary
September 30, 2022 (Unaudited)

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values, and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the Fund’s benchmark.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 9.30.22

The Cook & Bynum Fund	Manager Commentary
September 30, 2022 (Unaudited)

Portfolio Changes for the fiscal year ended 9.30.2022

New Holdings	Eliminations
JUMBO SA	None

The Fund initiated a small position in the Greek specialty retailer Jumbo.  Today, Jumbo represents less than a 2% position in the Fund.  We have followed the company for many years and have met with management in Greece in the past.  Jumbo retails toys, home products, baby products, stationery, and seasonal products and consistently generates impressive 30%+ EBITi margins.  The company has a large net cash balance of nearly 1/3 of its market capitalization with good growth prospects in Romania.  Today’s share price implies a trailing ex-cash P/E of less than 7x.

Performance Contribution

The Fund lost 14.3% during the six months ended 9.30.2022, while the MSCI ACWI lost 21.4% during the same period in a broad global market sell off.  Arca was the largest contributor with a positive contribution of more than 2% from strong share price appreciation.  The market is responding positively to Arca’s solid results and strong balance sheet in a time of high inflation, potential recession, and rising interest rates.  Berkshire Hathaway and Liberty Latin America detracted more than 4% from results.  Anheuser-Busch InBev, Coca-Cola Embonor, FEMSA, Backus y Johnston, and Jumbo also all detracted from the Fund’s return.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves. At period end, the Fund had 5.8% of its net assets invested in cash or cash equivalents (cash, deposit account, or U.S. Treasury Bills). There
________________

[i]	Earnings before interest and taxes.

The Cook & Bynum Fund	Manager Commentary
September 30, 2022 (Unaudited)

is no guarantee that such a liquid position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund. They invest substantially all their investable net worth alongside our investors at CBCM and do not invest with outside managers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was detected globally in 2019 and was characterized as a pandemic by the World Health Organization in 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers, and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2022 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from April 1, 2022 through September 30, 2022.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2022 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	4/1/22 to	Expense
	4/1/22	9/30/22	9/30/22(1)	Ratio
Actual Fund Return	$1,000.00	$ 857.20	$6.94	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.60	$7.54	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2022

Description	Shares	Value
DOMESTIC COMMON STOCKS (16.9%)

Conglomerates (16.9%)
Berkshire Hathaway, Inc. – Class B(1)	32,013	$8,548,112
TOTAL DOMESTIC COMMON STOCKS
(Cost $2,335,410)		$8,548,112

FOREIGN COMMON STOCKS (65.8%)

Breweries (20.8%)
Anheuser-Busch InBev SA/NV – ADR	128,304	5,794,209
Union de Cervecerias Peruanas
Backus y Johnston SAA	895,303	4,719,573
		10,513,782

Retail – Convenience Stores (6.7%)
Fomento Economico
Mexicano SAB de CV – ADR	54,513	3,420,691

Soft Drink Bottling and Distribution (28.3%)
Arca Continental SAB de CV	1,986,195	14,301,156

Specialty Retail (1.1%)
JUMBO SA	40,644	543,720

Wired and Wireless
Telecommunications Carriers (8.9%)
Liberty Latin America Ltd. – Class A(1)	81,841	506,596
Liberty Latin America Ltd. – Class C(1)	654,782	4,026,909
		4,533,505
TOTAL FOREIGN COMMON STOCKS
(Cost $42,945,775)		$33,312,854

FOREIGN PREFERRED STOCKS (11.6%)

Soft Drink Bottling and Distribution (11.6%)
Coca-Cola Embonor SA – Class B	5,301,259	5,859,802
TOTAL FOREIGN PREFERRED STOCKS
(Cost $10,125,461)		$5,859,802

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2022

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (5.8%)

Money Market Funds (0.2%)
U.S. Bank Money Market
Deposit Account, 1.500%(2)	$100,282	$100,282

U.S. Treasury Bills (5.6%)
0.000%, 12/01/2022(1)	2,840,000	2,826,560
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,926,449)		$2,926,842
TOTAL INVESTMENTS (100.1%)
(Cost $58,333,095)		$50,647,610
TOTAL LIABILITIES IN EXCESS
OF OTHER ASSETS ((0.1)%)		(40,990)
NET ASSETS (100.0%)		$50,606,620

(1)	Non-income producing security.
(2)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of September 30, 2022.

Common Abbreviations:
ADR – American Depositary Receipt
SA – Sociedad Anónima
SA/NV – Societe Anonyme/Naamloze Vennootschap
SAA – Sociedad Anonima Abierta
SAB de CV – Sociedad Anónima Bursátil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.  Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
September 30, 2022

ASSETS:
Investments, at value (cost $58,333,095)	$50,647,610
Dividends and interest receivable	10,562
Prepaid expenses	36,126
Total Assets	50,694,298

LIABILITIES:
Accrued investment advisory fees, net of waiver	8,096
Accrued custody fees	6,729
Other payables and accrued expenses	72,853
Total Liabilities	87,678
NET ASSETS	$50,606,620

COMPOSITION OF NET ASSETS:
Paid-in capital	$59,646,995
Distributable earnings (accumulated deficit)	(9,040,375)
Net Assets	$50,606,620

Shares of common stock outstanding
(unlimited number of shares authorized)	4,254,867
Net Asset Value, Offering and
Redemption Price Per Share	$11.89

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Year Ended September 30, 2022

INVESTMENT INCOME:
Dividends (Net of withholding tax of $197,142)	$2,292,840
Interest	8,507
Total Investment Income	2,301,347

EXPENSES:
Investment adviser fees	850,918
Fund accounting and administration fees	94,887
Transfer agent fees and expenses	65,379
Legal fees	58,585
Custody fees	38,748
Trustee fees	32,500
Chief compliance officer fees	31,996
Federal and state registration fees	29,865
Insurance fees	28,057
Auditing and tax fees	19,999
Printing fees	9,708
Service fees	6,908
Miscellaneous expense	4,437
Total expenses before reimbursement	1,271,987
Less fees reimbursed by investment adviser (Note 4)	(421,069)
Net Expenses	850,918
Net Investment Income (Loss)	1,450,429

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	6,469
Foreign currency transactions	(27,044)
Total	(20,575)
Net change in unrealized appreciation/depreciation on:
Investment securities	(3,988,491)
Foreign currency translation	(817,956)
Total	(4,806,447)
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions	(4,827,022)
Net Increase (Decrease) in
Net Asset from Operations	$(3,376,593)

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
FROM OPERATIONS:
Net investment income (loss)	$1,450,429	$406,544
Net realized gain (loss) on investments
and foreign currency transactions	(20,575)	5,393,651
Net change in unrealized
appreciation/depreciation on investments
and foreign currency translation	(4,806,447)	5,391,567
Net Increase (Decrease) in
Net Assets from Operations	(3,376,593)	11,191,762

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and distributions	(1,280,548)	(189,876)
Total distributions	(1,280,548)	(189,876)

CAPITAL SHARE TRANSACTIONS
(NOTE 7):
Proceeds from shares sold	1,145,380	3,667,755
Dividends reinvested	1,260,513	183,904
Value of shares redeemed	(5,206,028)	(19,751,334)
Net Increase (Decrease) Resulting
from Capital Transactions	(2,800,135)	(15,899,675)
Redemption fees	49	—
Net Increase (Decrease) in Net Assets	(7,457,227)	(4,897,789)
NET ASSETS:
Beginning of period	58,063,847	62,961,636
End of period	$50,606,620	$58,063,847

See accompanying Notes to Financial Statements.

 (This Page Intentionally Left Blank.)

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

Net Asset Value – Beginning of Year

Income from Investment Operations
Net investment income (loss)(1)
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions and translations(1)
Total Income (Loss) from Investment Operations

Distributions to Shareholders
Net investment income
Net realized gains
Total Distributions

Capital Share Transactions
Redemption fees added to paid-in capital
Total Capital Share Transactions

Net Asset Value – End of Year

Total Return
Ratios and Supplemental Data:
Net assets, at end of period (000s)
Ratios to average net assets:
Expenses including reimbursement/waiver
Expenses excluding reimbursement/waiver
Net investment income (loss) including reimbursement/waiver
Net investment income (loss) excluding reimbursement/waiver
Portfolio turnover rate

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the years indicated

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2022	2021	2020	2019	2018
$12.98	$10.87	$14.11	$16.07	$16.52

0.33	0.08	0.02	0.09	0.02

(1.13)	2.07	(3.16)	(0.43)	(0.15)
(0.80)	2.15	(3.14)	(0.34)	(0.13)

(0.29)	(0.04)	(0.10)	(0.03)	(0.03)
—	—	—	(1.59)	(0.29)
(0.29)	(0.04)	(0.10)	(1.62)	(0.32)

— (2)	—	— (2)	— (2)	— (2)
— (2)	—	— (2)	— (2)	— (2)
$11.89	$12.98	$10.87	$14.11	$16.07
-6.39%	19.80%	-22.43%	-1.10%	-0.89%

$50,607	$58,064	$62,962	$119,128	$145,062

1.49%	1.49%	1.49%	1.49%	1.49%
2.23%	2.20%	1.99%	1.90%	1.82%
2.54%	0.66%	0.17%	0.66%	0.12%
1.80%	-0.05%	-0.33%	0.25%	-0.21%
0%	0%	8%	3%	37%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2022

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy.  When the market is considered inactive, the securities are categorized in Level 2 or Level 3. Short-term securities, including bonds, notes, debentures, and other debt securities, and

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2022

money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short-term debt securities which are not priced by a pricing service, or in which the Valuation Designee (as defined below) does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates fair value, unless the Valuation Designee (as defined below) determines that amortized cost does not approximate fair value. They are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or if the investment is not a security, by using the investment’s fair value, as determined in good faith by the Valuation Designee.  Fair value of a security means the amount reasonably expected to be received upon an orderly disposition over a reasonable period of time.  The Trust’s Pricing Policies and Procedures provide for the designation of the Adviser as “Valuation Designee” to perform certain responsibilities in accordance with Rule 2a-5 under the 1940 Act. The Valuation Designee performs fair value determinations and may obtain assistance from other service providers in fulfilling its duties.  The Valuation Designee may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2022

Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes, a portion of which may be reclaimable, recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rate.

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$8,548,112	$—	$—	$8,548,112
Foreign
Common Stocks	33,312,854	—	—	33,312,854
Foreign
Preferred Stocks	5,859,802	—	—	5,859,802
Short-Term
Investments	100,282	2,826,560	—	2,926,842
TOTAL	$47,821,050	$2,826,560	$—	$50,647,610

(1)	Please refer to the schedule of investments to view securities by industry type.

All securities of the Fund were valued using Level 1 and Level 2 inputs for the year ended September 30, 2022.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income, and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2022

respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Any refunds of withholding taxes previously paid are generally recorded by the Fund when received.

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2022, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not generally subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2019.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2022

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended	For the Year Ended
	September 30, 2022	September 30, 2021
Ordinary Income	$1,280,548	$189,876
Distribution in Excess	—	—
Total	$1,280,548	$189,876

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  For the year ended, September 30, 2022, there were no differences reclassified.

B. Tax Basis of Investments:  As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$58,333,095
Gross unrealized appreciation	11,228,641
Gross unrealized depreciation	(18,914,126)
Net tax unrealized appreciation (depreciation)	(7,685,485)
Undistributed ordinary income	437,534
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(1,792,424)
Total distributable earnings (accumulated deficit)	$(9,040,375)

Net capital losses incurred after October 31st, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2022

after October 31st, and other ordinary income attributable to the portion of the taxable year after December 31st.  For the fiscal year ended September 30, 2022, the Fund did not defer on a tax basis, any late-year ordinary loss. There were no post-October losses for the fiscal year ended September 30, 2022.

At September 30, 2022, the Fund had the following capital loss carryforwards:

Short-Term	Long-Term	Expires
$—	$1,792,424	Unlimited

During the fiscal year ended September 30, 2022, the Fund utilized the following capital loss carryforward that was available as of September 30, 2021:

Short-Term	Long-Term
$—	$447

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement (“Management Agreement”), effective November 5, 2020, with the Adviser. The Management Agreement has been renewed through November 5, 2023. Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund. At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid, in arrears monthly, at an annual rate equal to 1.49% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has contractually agreed to waive or reimburse the Fund to the extent that total fund operating expenses exceed 1.49%. This agreement is in effect through February 1, 2024, and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to all expenses incurred by the Fund except interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, including, but not limited to, Acquired Fund Fees and Expenses. This agreement shall terminate automatically upon the termination of the investment management agreement with the Adviser. Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2022

borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the month in which the fees and expenses were deferred. As of September 30, 2022, the Adviser may in the future recover fee reductions and expense reimbursements totaling $421,069, $438,487, and $472,529 from the Fund. The Adviser may recover these amounts no later than September 30th of 2025, 2024, and 2023, respectively. In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and implicitly eliminated its ability to recapture any of the Fund’s previously waived fees and expenses.

During the year ended September 30, 2022, the Fund had $513,705 of previously waived expenses expire.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.

Additionally, the Fund has entered into a Distribution Agreement with Foreside Financial Services, LLC.

5. LINE OF CREDIT

The Fund has established a line of credit (“LoC”) with U.S. Bank National Association to be used primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral.  The LoC will mature, unless renewed, on October 23, 2023. Borrowing under the LoC is limited to the lesser of $7,000,000, 10% of the total market value of the Fund, or 33 1/3% of the net market value of the unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 6.25% at September 30, 2022. During the year the Fund did not borrow under this arrangement. The Fund has authorized the custodian to charge any of the accounts of the Fund for any missed payments. As of September 30, 2022, the Fund had no outstanding borrowings under this agreement.

6. INVESTMENT TRANSACTIONS

During the year ended September 30, 2022, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $535,934 and $0, respectively. There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2022.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2022

7. SHARES OF BENEFICIAL INTEREST

On September 30, 2022, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the Year Ended	For the Year Ended
	September 30, 2022	September 30, 2021
Beginning Shares	4,472,712	5,791,920
Shares Sold	88,798	291,076
Shares Issued in Reinvestment
of Distributions	95,711	14,819
Total	4,657,221	6,097,815
Less Shares Redeemed	(402,354)	(1,625,103)
Ending Shares	4,254,867	4,472,712

8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund under section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2022, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 76% of the Fund’s shares.

9. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. Investments in foreign securities and foreign currency transactions involve currency exchange risks, which relate to fluctuations in exchange rates between the U.S. dollar and foreign currencies and may negatively affect the value of the Fund's investments in foreign securities.  As of September 30, 2022, 77.4% of the Fund’s net assets were invested in foreign securities. For specific industry concentration, please reference the Schedule of Investments.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments or disclosures other than the below were required to the financial statements.

Report of Independent Registered
The Cook & Bynum Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of The Cook & Bynum Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cook & Bynum Fund (the “Fund”) as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.

Chicago, Illinois
November 22, 2022

The Cook & Bynum Fund	Additional Information
September 30, 2022

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $10,000 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information. One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30th is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Part F of Form N-PORT will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s Part F of Form N-PORT may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
For the year ended September 30, 2022, 0.00% of the dividends paid from net investment income, including short-term capital gains, qualify for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
For the year ended September 30, 2022, 49.57% of the dividends paid from net investment income, including short-term capital gains, for the Fund are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Cook & Bynum Fund	Additional Information
September 30, 2022

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871(k)(2)(C) of the Internal Revenue Code.

Foreign Tax Credit Pass Through
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amount as foreign taxes paid for the period ended September 30, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Portion of Ordinary
Credible		Income Distribution
Foreign	Per Share	Derived from Foreign
Taxes Paid	Amount	Sourced Income
$197,142	$0.04633329	100.00%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

5. BOARD CONSIDERATION REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a video conference meeting held August 17, 2022 in accordance with COVID-19 related SEC relief with respect to in-person voting requirements, the Board of Trustees of the Cook & Bynum Funds Trust (the “Trust”), including a majority of the independent trustees, evaluated and approved the renewal of the advisory contract between the Trust, on behalf of The Cook & Bynum Fund (the “Fund”), and Cook & Bynum Capital Management, LLC (the “Adviser”).

In advance of the August 17, 2022 meeting, the Board requested and received materials to assist them in considering the renewal of the advisory contract. The materials contained information with respect to the factors enumerated below, including the advisory contract, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the trustees’ fiduciary obligations and the factors that they should assess in considering the renewal of the advisory contract, and comparative information relating to the advisory fee, other expenses of the Fund and the Fund’s performance. The materials also included due diligence materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, the Adviser’s Form ADV, biographic

The Cook & Bynum Fund	Additional Information
September 30, 2022

information regarding the Adviser’s key management and investment advisory personnel, the Adviser’s compliance manual, and comparative fee and performance information relating to the Fund) as well as other pertinent information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the independent trustees approved the advisory contract between the Adviser and the Trust, on behalf of the Fund. In approving the advisory contract, the trustees considered all information that they deemed reasonably necessary to evaluate the terms of the advisory contract. In their deliberations, the Board members did not identify any particular information that was all important or controlling, and each trustee may have attributed different weights to the various factors.

Nature and Quality of Services
In considering the nature, extent, and quality of the services provided by the Adviser, the Board reviewed the materials provided by the Adviser describing the application of the Fund’s stated investment strategy, portfolio research process, and third-party vendor oversight and regulatory compliance services provided by the Adviser to the Fund. In addition, the Board considered information describing the personnel responsible for the day-to-day investment and back-office/administrative management of the Fund, the Adviser’s existing and planned staffing levels, and the Adviser’s portfolio management capabilities and concluded that the Adviser’s personnel have the qualifications and expertise to manage the Fund. The Board also considered information regarding the Adviser’s compliance policies and procedures and discussed the quality of the Adviser’s compliance infrastructure. The Trustees considered all services provided by the Adviser, including service provider oversight, investment research, and sales and marketing. After a lengthy discussion, during which the Board asked and the Adviser responded to a series of further questions, the Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures necessary to perform its duties under the advisory contract with respect to the Fund, and they were satisfied with the nature, extent, and quality of services provided by the Adviser under the advisory contract and that the Adviser was providing essential services to the Fund.

Investment Performance
The Trustees reviewed the Fund’s performance under the Adviser’s management. They discussed the reports prepared by Broadridge Financial Solutions (“Broadridge”) and reviewed the performance of the Fund as compared to its benchmark index, the MSCI All Country World Index, as well as the Broadridge-defined peer group over various time periods, including for the 1-year, 3-year, 5-year, and 7-year periods ended June 30, 2022. The Trustees

The Cook & Bynum Fund	Additional Information
September 30, 2022

led a thorough discussion related to the investment strategy and performance expectations in the current market, noting the Adviser’s unique strategy and its use of cash.

The Trustees noted that although the Fund had outperformed its benchmark index and the Broadridge-defined peer group for the 1-year period, the Fund had underperformed for the 3-year, 5-year, and 7-year periods ended June 30, 2022. The Trustees considered the reasons for the Fund’s underperformance, noting that the Fund has held an average cash position of approximately 30% since the Fund’s inception in 2009, and that the run-up in U.S. markets over the last decade has not been matched by foreign equity markets. The Adviser noted that the Fund’s performance is best assessed over multiple market cycles. The Trustees also considered the Fund’s performance as compared to the S&P 500 Index and other select MSCI international equity indices for the period since the Fund’s inception to June 30, 2022, and for the year-to-date period ended June 30, 2022. Further, the Trustees considered the Fund’s performance versus the Adviser’s privately pooled investment vehicles that apply the same investment strategy and process as the Fund, which comparison reflects performance over a full market cycle. After a detailed discussion of the Fund’s performance, the Board concluded that the overall performance of the Fund was satisfactory within the Fund’s investment strategy and warranted the approval of the advisory contract.

Fees and Expenses
With respect to costs and expenses of the services to be provided by the Adviser to the Fund, the Board discussed the fees paid to the Adviser under the advisory contract, the Fund’s overall expense ratio, and the Fund expenses paid by the Adviser pursuant to the Fund’s expense limitation agreement, including the Adviser’s commitment to renew the expense limitation agreement. They also reviewed the Fund’s advisory fee and overall expenses (and expense ratios) as compared to its peer group as presented in the Broadridge report. They considered the Adviser’s obligation under the expense limitation agreement to cap (through reimbursement to the Fund) operating expenses at 1.49% of the Fund’s average daily net asset value. The Board noted that, while the Fund’s contractual management fee was the highest among the Broadridge-defined peer group, the Fund’s actual management fee (after fee waivers) and the Fund’s total operating expenses were within the range of funds in the Broadridge-defined peer group. The trustees also considered the management fees charged by the Adviser to other accounts managed with similar investment strategies as those utilized by the Fund. The Board discussed the Adviser’s fees extensively, noting the Adviser’s commitment to continue to waive fees to February 1, 2024 pursuant to the

The Cook & Bynum Fund	Additional Information
September 30, 2022

expense limitation agreement. After a robust discussion, the Board concluded that the advisory fees were reasonable for the services provided, and that the expense cap for the Fund was in the best interest of the shareholders.

Profitability and Other Benefits to the Investment Adviser
The Trustees considered the Adviser’s financial position and profitability with respect to the Fund and the Adviser’s financial commitment to the Fund based on a review of financial information provided by the Adviser. The Trustees also considered other benefits to the Adviser as a result of its relationship with the Fund.

The Trustees discussed the materials provided by the Adviser concerning its profitability from managing the Fund, and considered the effect of the expense limitation agreement to cap fees for the benefit of Fund shareholders. The Trustees extensively discussed and considered the Adviser’s profitability and concluded that the Adviser’s profits from its relationship with the Fund were not excessive. The Trustees did not identify any other benefits to the Adviser as a result of its relationship with the Fund.

Economies of Scale
The Trustees considered information from the Adviser concerning potential economies of scale and whether the existing fees paid by the Fund to the Adviser might require adjustment in light of any economies of scale. After consideration of the economies of scale, the Trustees concluded that no modification of the existing advisory fee was necessary.

The Board relied upon the advice of counsel, and its own business judgment, in determining the material factors to be considered in evaluating the advisory contract and the weight to be given to each such factor. Accordingly, having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory contract, and as assisted by the advice of counsel, the Board, including a majority of the independent Trustees, determined that (a) the terms of the advisory contract and the advisory fee are reasonable; and (b) the advisory contract is in the best interests of the Fund and its shareholders. In considering the renewal of the advisory contract, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the advisory contract was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the advisory contract with the Adviser for an additional period ending November 5, 2023.

The Cook & Bynum Fund	Additional Information
September 30, 2022

7. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

Trustees and Officers

Other
Director-
ships Held
Name,		Term of			by Trustee
Year of	Position(s)	Office and		Funds	During
Birth &	Held with	Length of	Principal Occupation(s)	Overseen	the Past
Address*	the Trust	Time Served+	During Past 5 Years	by Trustee	5 Years
Independent Trustees and Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a	1	None
Cook**	and	has served	Principal of and Portfolio
Year of	Trustee	as President	Manager for Cook & Bynum
Birth: 1978		of the Trust	Capital Management, LLC
		since March	(“CBCM”) since 2006.
2009 and
Trustee of the
Trust since
November
2020.
David A.	Trustee	Mr. Hobbs	From May 2010 to September	1	None
Hobbs**		has served	2021, Mr. Hobbs served as a
Year of		as a Trustee	Principal and President of
Birth: 1977		of the Trust	CBCM. Effective August 2021,
		since August	Mr. Hobbs has served as
		2021.	Chief Financial Officer and
Chief Investment Officer of
EBSCO Industries, Inc.

*	Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
**	Messrs. Cook and Hobbs are interested persons, as defined in the 1940 Act, of the Trust because of their current or past affiliations with the Adviser.

The Cook & Bynum Fund	Additional Information
September 30, 2022

Other
Director-
ships Held
Name,		Term of			by Trustee
Year of	Position(s)	Office and		Funds	During
Birth &	Held with	Length of	Principal Occupation(s)	Overseen	the Past
Address*	the Trust	Time Served+	During Past 5 Years	by Trustee	5 Years
Independent Trustees^
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been	1	Director
Ogburn		has served	Director of the Board		Crawford &
Year of		as a Trustee	of Crawford & Company		Company
Birth: 1955		of the Trust	since January 1, 2010.
since May
2010.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm of
Year of		as a Trustee	Bainbridge, Mims, Rogers &
Birth: 1958		of the Trust	Smith LLP since January 1990.
since March
2009.
Donald P.	Trustee	Mr. Carson	Mr. Carson has been the	1	Director of
Carson		has served	Managing Director of The		Rollins, Inc.
Year of		as a Trustee	Ansley Capital Group LLC
Birth: 1949		of the Trust	since 1999. Mr. Carson has
		since April	been a Principal of both
		2014.	Ansley Securities LLC
(broker-dealer) and Don
Carson Associates LLC
(a financial advisory services
firm) since 1999 and 2013,
respectively.

*	Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

The Cook & Bynum Fund	Additional Information
September 30, 2022

Name,		Term of
Year of	Position(s)	Office and
Birth &	Held with	Length of	Principal Occupation(s)
Address*	the Trust	Time Served+	During Past 5 Years
Officers
Enrico G.	Treasurer,	Mr. Camata	Mr. Camata joined CBCM in 2016 as a
Camata	and	has served	Security Analyst.
Year of	Principal	as Treasurer
Birth: 1994	Financial	and Principal
	Officer	Financial
Officer of the
Trust since
August 2021.
Amanda S.	Secretary,	Mrs. Pridgen	Mrs. Pridgen joined CBCM in 2014.
Pridgen	Chief	serves as
Year of	Compliance	Secretary,
Birth: 1983	Officer, and	Chief
	Anti- Money	Compliance
	Laundering	Officer, and
	Officer	Anti-Money
Laundering
Officer of the
Trust as of
January 2020.

*	Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

The Cook & Bynum Fund

Annual Report  |  September 30, 2022

Fund distributed by Foreside Financial Services, LLC
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles H. Ogburn is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2022	FYE 9/30/2021
( a ) Audit Fees	$16,000	$15,000
( b ) Audit-Related Fees
( c ) Tax Fees	$4,000	$3,500
( d ) All Other Fees

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2022	FYE 9/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2022	FYE 9/30/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)* /s/ Richard P. Cook
  Richard P. Cook,
  President (Principal Executive Officer)

Date   11/23/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Richard P. Cook
  Richard P. Cook,
  President (Principal Executive Officer)

Date   11/23/22

By (Signature and Title)* /s/ Enrico G. Camata
  Enrico G. Camata,
  Treasurer (Principal Financial Officer)

Date   11/23/22